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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported)  September 9, 1997
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                       SECURITY CAPITAL INDUSTRIAL TRUST
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            (Exact Name of Registrant as Specified in its Charter)



                                   Maryland
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                (State or Other Jurisdiction of Incorporation)


             1-12846                                     74-2604728
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    (Commission File Number)                (I.R.S. Employer Identification No.)



     14100 East 35th Place, Aurora, Colorado                80011
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     (Address of Principal Executive Offices)             (Zip Code)


                                 (303) 375-9292
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              (Registrant's Telephone Number, Including Area Code)



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Item 5.   Other Events

     Pursuant to a Merger and Issuance Agreement, dated as of March 24, 1997, as amended (the "Merger Agreement"), between Security Capital Group Incorporated ("Security Capital") and Security Capital Industrial Trust ("SCI"), Security Capital agreed to cause its subsidiaries providing REIT and property management services to SCI to be merged with and into a wholly owned subsidiary of SCI in exchange for SCI common shares of beneficial interest, $0.01 par value per share ("Shares"), valued at $81,870,626. On September 8, 1997, shareholders of SCI approved the transactions contemplated by the Merger Agreement as described in the press release which is filed as an exhibit hereto and incorporated herein by reference. On September 9, 1997, the merger transactions were consummated and Security Capital was issued 3,692,023 Shares pursuant to the Merger Agreement.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

          (c)  Exhibits.

               99.1 Press Release dated September 8, 1997.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SECURITY CAPITAL INDUSTRIAL TRUST



Dated: September 15, 1997               By: /s/ Jeffrey A. Klopf
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                                             Jeffrey A. Klopf
                                             Secretary